FIFTH AMENDMENT TO PURCHASE AND SALE CONTRACT

THIS FIFTH AMENDMENT TO PURCHASE AND SALE CONTRACT (the “Fifth Amendment”) is made and entered into as of the 17th of February, 2010, by and between MCP RETAIL, LLC, a Florida limited liability company ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Contract dated December 21, 2009, as amended, for the purchase and sale of Pleasant Hill shopping center located in Kissimmee, Florida and as legally described by the contract (the “Agreement”).

WHEREAS, Seller and Buyer have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1.

The first line and second line of Section 8 is amended by deleting the phrase “the date that is five (5) business days (but no earlier than January 4, 2010) following the expiration of the Inspection Period” and inserting the date “February 18, 2010” therein.

2.

This Fifth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Fifth Amendment. Each person executing this Fifth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Fifth Amendment.  Any counterpart to this Fifth Amendment may be executed by facsimile copy and shall be binding on the parties.

The Agreement shall remain in full force and effect, as modified hereby.

PLEASE SEE FOLLOWING PAGE FOR SIGNATURES

SELLER:

MCP RETAIL, LLC

a Florida limited liability company

By: /s/ Michael A. Collard

Name: Michael A. Collard

Its: Managing Member

BUYER

INLAND REAL ESTATE ACQUISITIONS, INC.

An Illinois corporation

By: /s/ Lou Quilici

Print name: Lou Quilici

Title: Authorized Agent

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